Exhibit 10.26

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

© AMERICAN EXPRESS	PROPRIETARY & CONFIDENTIAL

COMPOSECURE, LLC

AMENDMENT NUMBER 4 CW2481491

TO

MASTER SERVICES AGREEMENT CW139362

PREAMBLE

This Amendment Number 4 CW2481491 (“Amendment”) is made and entered into this July 1, 2019 (the “Amendment Effective Date”) between AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC. (“Amexco” or “AXP”) and COMPOSECURE, LLC, a Delaware limited liability company (“Service Provider”) with reference to the following:

RECITALS

A.	Amexco and Service Provider entered into a Master Services Agreement, CW139362 (“Agreement”) for lamination and fabrication of the Centurion card executed by the parties on or about August 1, 2004; and

B.	Amexco and Service Provider wish to extend the term of the Agreement and amend certain of their understandings as set forth in the Agreement, specifically to address modifying the Agreement to comply with current AXP terms and conditions.

NOW, THEREFORE, in consideration of the mutual promises and agreements set forth below, the parties agree as follows:

AGREEMENT

A.	General

1.	Entire Agreement:

The above-referenced Agreement and Amendments thereto, are each entirely incorporated herein. Together, they represent the entire agreement (“Entire Agreement”) between the parties with respect to the Services, and there are no other representations, understandings or agreements between the parties relative to the Services. All terms, conditions and covenants (“Provisions”) of the Agreement remain in full force and effect, except as otherwise provided in this Amendment. Any term not otherwise defined herein, shall have the meaning specified in the Agreement. The Agreement, except as otherwise provided in this Amendment, shall apply to all transactions authorized and undertaken by and between the parties pursuant to this Amendment, to the exclusion of all other representations, understandings or agreements and Provisions.

2.	Order of Precedence:

In the event of conflict between the provisions of this Amendment and the provisions of the Agreement, this Amendment shall control if this Amendment expressly references the provisions of the Agreement with which they are inconsistent. This Amendment is good and sufficient notice of all matters herein.

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© AMERICAN EXPRESS	PROPRIETARY & CONFIDENTIAL

3.	Effective Date & Term:

This Amendment shall be effective from the above-stated Amendment Effective Date through the Agreement expiration date or as it may be amended herein. Although the parties consider this Agreement effective as of July 1, 2019 (“Effective Date”), it was executed as of the last date signed below (“Execution Date”), and each party represents that it has taken no action or omission during the period between the Effective Date and Execution Date that would frustrate the purpose of this Agreement. Additionally, although the parties were not contractually bound between the Effective Date and Execution Date, each party represents that it acted as if it were so bound.

4.	Modifications to Amendment:

This Amendment may only be modified or amended in a written document signed by both parties.

5.	General:

Except as otherwise modified herein, the capitalized terms used in this Amendment shall have the meaning specified in the Agreement.

Except as amended herein, the remaining terms and conditions of the Agreement shall remain in full force and effect.

6.	Amendments to the Agreement:

6.1	Section 9.1, Term, shall be replaced in its entirety with the following:

“9.1 Term. This Agreement will commence as of the Effective Date and will expire on December 31, 2022 (the “Initial Term”). AXP shall have the option, upon notice to Service Provider of not less than thirty (30) days prior to the end of the Initial Term, to extend the Initial Term of this Agreement by written notice to Service Provider for up to one (1) additional year (the Initial Term and such additional term, if applicable, shall be the “Term”). In the event of any termination hereunder, and subject to continued compliance with applicable required minimum purchase obligations by AXP and other provisions set forth in any open Schedule or amendment thereto, AXP will pay Service Provider at the agreed-upon rates for Services performed up to the effective date of termination, subject to a refund of any unearned, prepaid fees, but will not be liable for any other termination-related charges.”

6.2	Section 9.2, Termination for Convenience, shall be replaced in its entirety with the following:

“9.2 Termination for Convenience. Notwithstanding anything herein to the contrary, and subject to continued compliance with applicable required minimum purchase obligations by AXP and other provisions set forth in any open Schedule or amendment thereto, AXP may terminate, in whole or in part, this Agreement and/or any Schedule without cause upon five (5) days’ written notice. AXP agrees to comply with any such required minimum purchase obligations and to pay Service Provider for Services performed up to the effective date of termination, at the agreed upon rates. Notice of termination of any Schedule shall not be considered notice of termination of this Agreement unless specifically stated in the notice. Notice that purports to be notice of termination of the Agreement shall not be considered notice of termination of this Agreement unless such notice specifically states that each respective Services under each respective Schedule has been terminated and/or completed, as applicable.”

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© AMERICAN EXPRESS	PROPRIETARY & CONFIDENTIAL

6.3	Schedule, Exhibit A Statement of Work, Section III, Product Orders and Production, 4. Capacity Commitment and Purchase Commitment shall be amended to include the following:

“For 2020, 2021 and 2022, Service Provider agrees to reserve up to [***] annual capacity for all products and for any future term extensions of the Agreement; provided that AXP provides to Service Provider an annual forecast 90 days prior to the 1st day of January of each such year. To reserve this capacity from Service Provider, AXP shall guaranty at least [***] of the forecast given for each such year. Therefore, AXP shall place with Service Provider purchase orders during each such year for not less than such quantity of cards. If AXP does not order at least such quantity of cards in each such year, AXP shall pay to Service Provider an amount equal to [***] per card price for all card quantities not ordered up to such guaranteed amount.

For the avoidance of doubt, if AXP’s annual forecast for 2020 is [***] cards, and AXP orders [***] cards, AXP will have fulfilled its minimum order guaranty and no additional charges will be made by Service Provider under this provision. However, if for example, AXP’s annual forecast for 2020 is [***] cards, and AXP only orders [***] cards, Service Provider shall invoice, and AXP shall pay to Service Provider an amount equal to [***] per card price for the [***] cards deficit (i.e., [***] forecasted and [***] of forecasted = [***] committed; the additional ordered above AXP ordered cards =[***]).

[***] Cards: AXP guarantees to purchase [***] in card volume of the [***] product(s) over the term of the Agreement. If AXP does not order such quantity of cards during the term of the Agreement, AXP shall pay to Service Provider an amount equal to the per card price of $[***]/card for all card quantities not ordered over the term of the Agreement.”

6.4	Schedule, Exhibit A Statement of Work, Section V, Forecasting & Minimum Stock, 1. Quarterly Forecast shall be amended to include the following:

“AXP will provide a non-binding annual forecast 90 days prior to the 1st day of January of each year during the term of the Agreement for planning purposes.”

6.5	Schedule, Exhibit A Statement of Work, Section VII, Pricing, Schedule of Prices shall be amended to include the following:

“Subject to AXP’s compliance with the terms of this Schedule, Service Provider shall provide to AXP a one-time credit of up to [***] for services related to AXP-specific research and development project costs per Statements of Work as mutually agreed from time to time during the term of the Agreement; including but not limited to new research, industrialization, promotional items for colleagues, and destruction of raw materials related to development. Service Provider shall send AXP a quarterly report on the status of the credit until exhausted.

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Unit cost pricing for New [***] Product(s) over the term and for any future extensions of the Agreement.

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

6.6	Schedule, Exhibit A Statement of Work, Section VII, Pricing, Schedule of Prices [***] rate for the Annual Volume Tier greater than [***] shall be deleted and replaced with the following for orders through December 31st, 2019:

Annual Volume Tier	[***]
[***]	[***]

6.7	Schedule, Exhibit A Statement of Work, Section VII, Pricing, Schedule of Prices[***] rate for the Annual Volume Tier greater than [***] shall be deleted and replaced with the following for orders from January 1st, 2020 over the term and for any future extensions of the Agreement:

Annual Volume Tier	[***]
[***]	[***]

6.8	Schedule, Exhibit A Statement of Work, shall be amended to include the following new section:

“XIII. Exclusivity

Service Provider shall not sell the Products (defined as: any Service Provider financial card product comprised of [***]) to any customer of Service Provider, other than AXP, in any region across the world, from the Amendment Effective Date (defined above) until the expiration of the term of the Agreement (the “Exclusivity Period”).”

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© AMERICAN EXPRESS	PROPRIETARY & CONFIDENTIAL

IN WITNESS WHEREOF, Service Provider and Amexco have caused this Amendment to be executed on their behalf by their duly authorized officers, all as of the Amendment Effective Date.

AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.		COMPOSECURE, LLC

By:	/s/ Melanie Chung	By:	/s/ Jonathan C. Wilk
Name:	Melanie Chung	Name:	Jonathan C. Wilk
Title:	Director	Title:	CEO
Date:	October 10, 2019	Date:	October 10, 2019

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